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                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                          AMERICAN FORERUNNER SERIES(R)
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED FEBRUARY 20, 2009,
            TO THE PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for and features of certain optional riders for American Forerunner Series Variable Annuity Contracts. If approved in your state, these changes are effective for Contracts issued based on applications and necessary information that we receive at our Annuity Administrative Office after the close of the New York Stock Exchange on February 20, 2009.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus dated April 28, 2008 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at
(800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

I. GMIB PLUS II, LIFETIME WITHDRAWAL GUARANTEE II AND ENHANCED DEATH BENEFIT RIDERS

If we receive your application and necessary information at our Annuity Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following current optional rider charges will apply:(1)

     - GMIB Plus II: 1.00% of the Income Base (0.95% of the Income Base for Contracts issued in New York State);

     - Lifetime Withdrawal Guarantee II (Single Life version): 1.25% of the Total Guaranteed Withdrawal Amount;

     - Lifetime Withdrawal Guarantee II (Joint Life version): 1.50% of the Total Guaranteed Withdrawal Amount;

     - Enhanced Death Benefit (issue age 70-75): 0.90% of the Death Benefit Base; and

     - If the GMIB Plus II rider is elected with the Enhanced Death Benefit rider, the charge for the Enhanced Death Benefit is reduced to 0.85% of the Death Benefit Base (issue age 70-75).

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(1)  In certain circumstances, if we receive your application and necessary information at our Annuity Administrative Office prior to the close of the New York Stock Exchange on February 20, 2009 and there is an extended delay in our receipt of your purchase payment, the higher current optional rider charges will apply.

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In addition, for Contracts issued based on applications and necessary information that we receive at our Annuity Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following maximum guaranteed charges for the Lifetime Withdrawal Guarantee II will apply:

     - Lifetime Withdrawal Guarantee II (Single Life version) Upon Automatic Annual Step-Up (maximum): 1.60% of the Total Guaranteed Withdrawal Amount; and

     - Lifetime Withdrawal Guarantee II (Joint Life version) Upon Automatic Annual Step-Up (maximum): 1.80% of the Total Guaranteed Withdrawal Amount.

All references in the Prospectus to the charges for the GMIB Plus II, Lifetime Withdrawal Guarantee II (Single Life version), Lifetime Withdrawal Guarantee II (Joint Life version), and Enhanced Death Benefit riders are amended to conform to the charges described in this supplement. Please note that the maximum charges for the GMIB Plus II and Enhanced Death Benefit riders in the event of an automatic or optional step-up are not changed and remain as described in the Prospectus.

Additionally, for Contracts issued based on applications and necessary information that we receive at our Annuity Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following changes apply to the GMIB Plus II rider:

     - The GMIB Annuity Table specified in your Contract will be calculated based on the Annuity 2000 Mortality table with a 7-year age set back with interest of 1.5% per annum.

     - Except for Contracts issued in New York State, the GMIB purchase payout rates are enhanced to be at least 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) you take no withdrawals before your 62nd birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there remains an Income Base; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

     - Except for Contracts issued in New York State, the GMIB purchase payout rates are enhanced to be at least 5% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) you take no withdrawals before your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there remains an Income Base; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

II.  GUARANTEED MINIMUM ACCUMULATION BENEFIT

Please note: except in Nevada and New Jersey, the Guaranteed Minimum Accumulation Benefit (GMAB) described in the Prospectus is no longer available for purchase effective after the close of the New York Stock Exchange on February 20, 2009.

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        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street                                     Telephone (800) 435-4117
Boston, MA 02116